CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $)	Dec. 31, 2013	Dec. 31, 2012
Common stock, Par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, Authorized	200,000,000	200,000,000
Common stock, Issued	48,073,490	43,423,556
Common stock, Outstanding	27,513,490	31,110,922
Cost of common stock in treasury, shares	20,560,000	12,312,634